SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                    AMENDMENT

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 17, 1998


                                    Citicorp

               (Exact name of registrant as specified in charter)


          DELAWARE                      1-5738                 13-2614988

(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                    Identification Number)

     399 PARK AVENUE, NEW YORK, NEW YORK                         10043
     (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number,
     including area code:                                   (212)559-1000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

On June 17, 1998, Citicorp hereby amends its Current Report on Form 8-K dated June 17, 1998 to include the attached Consent of Arthur Andersen LLP.

Accordingly, the undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated June 17, 1998, as set forth in the pages attached hereto:


        (c) Exhibits

            -  Exhibit No. 23    Consent of Arthur Andersen LLP

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CITICORP
                                         (Registrant)


                                         By:/S/Roger W. Trupin
                                            -------------------------------
                                               Roger W. Trupin
                                               Vice President and Controller


Dated: June 17, 1998